IMG MUTUAL FUNDS, INC.
ANNUAL FINANCIAL REPORT

                               IMG CORE STOCK FUND
                                  IMG BOND FUND

                                 SELECT SHARES
                              INSTITUTIONAL SHARES
                                 ADVISOR SHARES


APRIL 30, 1997

May 1997



Dear Shareholder:

We are pleased to provide you with this Annual Financial Report for the IMG Mutual Funds for the fiscal year ended April 30, 1997. This represents the first full year report for the IMG Core Stock Fund and the IMG Bond Fund since their registration with the Securities and Exchange Commission on July 7, 1995.
Financial information presented in this Report covers the period from May 1, 1996 through April 30, 1997.

During this twelve-month period, the bond markets were predominantly concerned about possible inflation that might result from an expanding economy and increasing wages. While wages have increased on a year-over-year basis, all other primary inflation measures remain in check. The fear of a resurgence in inflation drove yields higher throughout the period, holding down total returns within the IMG Bond Fund.

During the same period, the equity markets continued to surge ahead. While equity returns were relatively volatile within the period, final returns for the twelve months were quite strong by historical standards. The IMG Core Stock Fund was defensively positioned for much of the period in reaction to concerns about equity market relative valuations and a possible slowing economy.
This positioning caused the Fund to underperform for the period.

I invite you to review the comments of the portfolio managers for both Funds elsewhere in this Report. You will find them both helpful and interesting.




                                Sincerely yours,





                                Mark A. McClurg
                                President, IMG Mutual Funds, Inc.
                                Senior Managing Director
                                Investors Management Group

                             IMG MUTUAL FUNDS, INC.
                               IMG CORE STOCK FUND
                                 APRIL 30, 1997


I would like to re-introduce myself after returning to IMG on April 28, 1997, as the firm's Equity Strategist.
Going forward, I will be responsible for managing the IMG Core Stock Fund. As many shareholders may remember, I was associated with IMG as a Managing Director, serving as the firm's Equity Strategist from 1991 through 1995. While at IMG, I was responsible for selecting IMG's equity portfolio holdings and helping the firm's Investment Policy Committee determine our investment outlook. I am delighted to rejoin IMG's strong asset management team, and I look forward to working to enhance the investment returns of the Fund in the future.

For the twelve-month period ended April 30, 1997, the IMG Core Stock Fund generated total returns of 7.44 percent, 7.71 percent and 7.17 percent for Select, Institutional and Advisor Shares, respectively. These returns fell short of the 25.13 percent return generated by the S&P 500 Index and the 14.10 percent return produced by the average equity growth mutual fund tracked by Lipper Analytical Services.

--------------------------------------------------------------------------------
This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poors 500 Stock Index (S&P). The S&P is an unmanaged index of common stocks. An additional fee of $10 will be charged for redemption from a retirement plan account and redemptions payable by wire transfer. The performance of other classes will be greater or less than the line shown based on the differences in charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL TOTAL RETURNS

Share Class                   1 Year         5 Year             Life of Fund
Select Shares*                7.44%            N/A                 12.36%
Institutional Shares*         7.71%            N/A                 12.64%
Advisor Shares**              7.17%            N/A                  6.05%

The Fund began operation on July 7, 1995.
Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
*  The Fund began offering Select and Institutional Shares on July 7,  1995.
** The Fund began offering Advisory Shares on April 4, 1996. Advisory shares are not sold directly to the general public and are only available through financial services firms.

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

The Fund's shortfall relative to the S&P 500 primarily resulted from (1) a significant underrepresentation of the core group of blue-chip stocks in which the market's advance has recently been concentrated and (2) an overemphasis on interest-sensitive sectors of the market.

We have been disappointed in the performance of the Fund over the last year. As a result, we have reviewed our investment process and are making some modifications in order to improve our performance going forward.

As a first step, we are now focusing more closely on what we call "benchmark risk". The performance benchmark for the Fund is the widely used S&P 500 Index. For this Fund, benchmark risk is the risk of significant negative deviations from the performance of the S&P 500.

We have therefore adjusted our investment process to achieve a better balance between the risk of loss (which is inherent in the stock market) and our benchmark risk. These adjustments include:

o Broader diversification among roughly 60 stocks.
o Tighter limitations on over or underweighting sectors.
o Varying individual stock positions relative to their weighting in the S&P 500.
o A shift toward somewhat larger market capitalization stocks.

To be sure that we fully understand how the Fund's entire portfolio might react in different circumstances, we have invested in a risk management tool that analyzes the risk characteristics of each stock held, and measures the major portfolio level risks. Each time we consider the purchase or sale of a security, which by itself looks attractive, we can analyze the effect of buying/selling that security will have on the overall risk of the portfolio. Using this system, we can establish a "playing field" in which we seek to outperform over time, while significantly reducing the risk of producing returns which severely deviate from the benchmark.

We have also strengthened our stock selection process. At IMG, we believe in identifying companies selling at discounts to their historical valuations. We have long been adept at finding such undervalued securities. But while undervaluation is necessary, we realize it is not sufficient. Securities are typically cheap because of some underlying fundamental problem in the company. And, while they may be cheap, we often found that they can get significantly cheaper before their fundamentals and, ultimately, their prices improved.

In addition to our proven value criteria, we now require that companies selected in our portfolios have sound business fundamentals: revenue growth, earnings growth, widening profit margins, and superior returns on equity. Combining the fundamental criteria with our valuation analysis leads us to select companies with a greater potential for price expansion while avoiding deeply discounted companies with poor prospects.

As a result of the changes outlined above, the IMG Core Stock Fund is currently being repositioned to increase diversification and lower active residual risk. Over the next several weeks, the number of transactions in the Fund will be greater than normal as this process is completed.

The last five months have been an important period of growth for IMG. We have examined ourselves critically, and have taken the sometimes difficult steps to improve our processes. We thank you for investing with IMG and look forward to serving your investment needs in the future.



JAMES T. RICHARDS
PORTFOLIO MANAGER

                             IMG MUTUAL FUNDS, INC.
                                  IMG BOND FUND
                                 APRIL 30, 1997


For the period October 31, 1996 to April 30, 1997, the IMG Bond Fund increased in value with Select and Institutional Shares achieving total returns of 1.37 percent and 1.48 percent respectively. Returns of both classes of shares were near the Lehman Aggregate Bond Index return of 1.71 percent.

Bond yields declined in the fall and the duration of the portfolio was reduced in mid-November. Over the last few months, bond yields rose as the economy grew faster than expected. Gross domestic product (GDP) grew at an annual rate of
5.60 percent in the first calendar quarter of the year and was fueled by consumption spending and residential construction. The growth in the economy and the low unemployment rate that has resulted has caused increasing fears of inflation. The Federal Reserve raised the federal funds rate by 0.25 percent at the end of March as a preemptive measure.

--------------------------------------------------------------------------------
This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Lehman Aggregate Index. The Lehman Aggregate includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard and Poor's Corporation or Fitch Investor's Service. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Lehman Aggregate Index includes bonds with maturities of 1 - 30 years. Price, coupon and total return are reported for all sectors on a month-end basis. An additional fee of $10 will be charged for redemptions from a retirement plan account and redemptions payable by wire transfer. The performance of other classes will be greater or less than the line shown based on the differences in charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL TOTAL RETURNS

Share Class                   1 Year         5 Year             Life of Fund
Select Shares                 6.97%           N/A                  4.98%
Institutional Shares          7.19%           N/A                  5.19%

The Fund began operation on July 7, 1995.
Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

We expect consumption to moderate in the last half of the year, due to the combination of no major consumer demands for durable goods, higher interest rates, and the halt of income tax refunds and year-end bonuses. Other factors are also likely to slow growth. The dollar has risen over 10 percent since the beginning of the year. This is making U.S. exports more expensive.

The bond market continues to be concerned about inflation. Wage pressures have accelerated this year to 4 percent from 3 percent a year ago, as the unemployment rate has declined to near 5 percent. The inflation threat from the labor market, however, is tempered by the lack of pricing power of U.S. corporations.

Despite the strength in the economy and wages, forward-looking inflation indicators remain subdued. Gold prices are hovering near $350 per ounce, down from $410 per ounce a year ago, and industrial commodity prices have been flat over the last year. The strength of the dollar also restrains inflation as domestic producers must compete with imported goods.

Most importantly, the Federal Reserve has adopted price stability as their primary policy objective. The Fed has tightened policy before broad measures of inflation begin to rise on top of a policy that was already slightly restrictive. As long as the Fed continues to err on the side of price stability, fears of inflation will dissipate and long-term bond yields will eventually fall.

Over the past 40 years, the inflation-adjusted or "real" funds rate has averaged about 175 basis points. At 5.50 percent, the real funds rate is now over 250 basis points. Typically, when the real funds rate has exceeded 300 basis points, the U.S. economy has dipped into recession. The Fed may tighten further, but it is clearly not their intention to push the economy into a recession.

Long-term bond yields are likely to be volatile in the near term, but inflation pressures are limited and eventually long-term bond yields are likely to move lower.

We have a neutral stance toward the yield curve. The overall yield curve is neither flat nor steep. The steepest portion of the yield curve is currently between the three-month and two-year Treasuries, since this portion of the yield curve would be most impacted by Federal Reserve action.

We increased exposure to mortgage pass-throughs during the period by purchasing a GNMA 7.5 percent pool. Since that time, mortgage spreads have narrowed and we are not adding further exposure to the sector. Corporate bond yield spreads remain at historically narrow levels. Corporate profit margins may begin to come under pressure if corporations are unable to pass on cost increases. We did purchase one corporate bond, which has an attractive put feature. As an alternative to corporate bonds, we continue to utilize taxable municipals to increase the yield of the portfolio.

In summary, the IMG Bond Fund is positioned for a declining interest rate environment. We will be monitoring the yield curve posture of the portfolio closely going forward. We continue to selectively examine yield enhancement opportunities.



KATHRYN D. BEYER, CFA                            JEFFREY D. LORENZEN, CFA
PORTFOLIO MANAGER                                PORTFOLIO MANAGER

                             IMG MUTUAL FUND, INC.
                                MANAGEMENT TEAM
                                 APRIL 30, 1997

KATHRYN D. BEYER, CFA
MANAGING DIRECTOR
Ms. Beyer is a fixed income strategist. Prior to joining IMG, she was the Director of Mortgage-Backed Securities for Central Life Assurance Company with the responsibility of managing two portfolios which comprised 20 percent of the company's assets. Prior to her promotion, Kathy was a Senior Fixed Income Analyst. In this position, she performed research and analysis of corporate bonds and mortgage-backed securities and formulated specific investment strategies for the company's total fixed income portfolio of $2 billion. She received her M.B.A. from Drake University and her B.S. from Iowa State University. Kathy is a Chartered Financial Analyst.


JEFFREY D. LORENZEN, CFA
MANAGING DIRECTOR
Mr. Lorenzen serves as a fixed income strategist and portfolio manager for discretionary and nondiscretionary fixed income portfolios. Prior to joining IMG, he served as a Senior Analyst for The Statesman Group, responsible for the analytical and management functions under both the corporate and mortgage-backed portfolios which totaled over $3 billion. Jeff received his M.B.A. degree from Drake University and his B.B.A. degree from the University of Iowa. He is a Chartered Financial Analyst, and an active member of the Association for Investment Management and Research, where he serves as a CFA exam grader and a member of the Council of Examiners. He also serves as the Vice President of the Iowa Society of Financial Analysts.


JAMES T. RICHARDS
MANAGING DIRECTOR
Mr. Richards is IMG's equity strategist. He returned to IMG in 1997, after leaving the firm for one year to head the trust investment division of Brenton Bank. At Brenton, he directed the investment strategy for all discretionary assets under management which totaled over $500 million. James served as Managing Director - Equity Strategist for IMG from 1991 to 1995. He originally joined IMG to expand the firm's equity management effort. Prior to IMG, he served as Managing Director - Equity Strategist for SCI Capital Management, a Cedar Rapids, Iowa investment management firm. He received his M.B.A. from the University of Iowa and his B.A. from Coe College.

                             IMG MUTUAL FUNDS, INC.
                               IMG CORE STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1997


    SHARE/
  PAR VALUE     DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK (97.84%)
BASIC MATERIALS (6.67%)
    4,300     Great Lakes Chemical                                 $    182,213
    9,800     International Paper Co.                                   414,050
   11,400     Sonoco Products                                           306,375
                                                                   -------------
                                                                        902,638
                                                                   -------------
CONSUMER CYCLICALS (10.95%)
   11,400     American Greetings                                        364,800
   11,550     Genuine Parts Co.                                         373,931
    7,000     Goodyear Tire & Rubber Co                                 368,375
    9,600     Knight-Ridder, Inc.                                       373,200
                                                                   -------------
                                                                      1,480,306
                                                                   -------------
CONSUMER STAPLES (17.97%)
   11,600     Albertson's, Inc.                                         382,800
   13,800     Hormel Foods Corp.                                        338,100
    6,800     Kimberly-Clark Corp.                                      348,500
   15,100     Luby's Cafeterias, Inc.                                   275,575
   11,300     Newell Company                                            395,500
   11,200     Sysco Corp.                                               397,600
   11,200     UST, Inc.                                                 292,600
                                                                   -------------
                                                                      2,430,675
                                                                   -------------
HEALTH CARE (8.50%)
    6,400     Abbott Laboratories                                       390,400
    6,600     Bristol-Meyers Squibb Co.                                 432,300
   11,020     Pharmacia & Upjohn, Inc.                                  326,468
                                                                   -------------
                                                                      1,149,168
                                                                   -------------
ENERGY (9.88%)
    3,300     Atlantic Richfield Co.                                    449,213
    6,000     Chevron Corp.                                             411,000
    8,400     Exxon Corp.                                               475,650
                                                                   -------------
                                                                      1,335,863
                                                                   -------------
FINANCIALS (21.82%)
    5,000     Ambac, Inc.                                               323,750
   14,100     American Heritage Life                                    356,025
    8,140     Banc One Corp.                                            344,933
    7,500     Chubb Corp.                                               433,125
    4,200     J.P. Morgan & Co.                                         333,600
    6,400     Key Corporation                                           427,875
    7,900     National City Corp.                                       385,125
    6,000     Providian                                                 346,500
                                                                   -------------
                                                                      2,950,933
                                                                   -------------
INDUSTRIALS (5.12%)
    4,900     Grainger (W.W.), Inc.                                     369,338
   11,000     WMX Technologies                                          323,125
                                                                   -------------
                                                                        692,463
                                                                   -------------
TECHNOLOGY (2.20%)
    8,900     Electronic Data Systems                                   297,038
                                                                   ------------


See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                           IMG CORE STOCK FUND (CONT.)
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1997


    SHARE/
  PAR VALUE     DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS SERVICES (7.14%)
    4,900     Ameritech Corporation                                $    299,510
   10,000     AT&T Corp.                                                335,000
    6,400     Nynex Corporation                                         331,200
                                                                   -------------
                                                                        965,710
                                                                   -------------
UTILITIES (7.59%)
   12,900     Central & Southwest Corporation                           259,612
   10,300     Central Louisiana Electric                                263,938
   12,800     South Jersey Industries                                   272,000
    9,400     WPS Resources Corp.                                       231,475
                                                                   -------------
                                                                      1,027,025
                                                                   -------------

              Total Common Stocks                                    13,231,819
              (Cost $11,982,410)                                   -------------

CASH EQUIVALENTS (2.04%)
  276,527     Merrill Lynch LMS Repurchase Agreement, 5.36%, 5/1/97     276,527
              (Cost $276,527)*                                     -------------

              TOTAL INVESTMENTS IN SECURITIES (99.88%)
              (Cost $12,258,937)                                     13,508,346
                                                                   -------------

              Other Assets and Liabilities, Net (0.12%)                  15,611
                                                                   -------------

              NET ASSETS 100.0%                                    $ 13,523,957
                                                                   =============






* The market value of the security collateralizing this repurchase agreement (including accrued interest) is in excess of 102 percent of the resale price, and will not be less than 100 percent of the resale price over the term of the agreement. At April 30, 1997, the repurchase agreement was collateralized by a mortgage-backed security with a market value of $285,126. Based on the cost of investments of $12,258,937 for federal income tax purposes at April 30, 1997, the aggregate gross unrealized appreciation was $1,934,629, the aggregate gross unrealized depreciation was $685,220, and the net unrealized appreciation was $1,249,409.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                                  IMG BOND FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1997


    SHARE/
  PAR VALUE     DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (28.25%)
GOVERNMENT AGENCIES (1.65%)
  125,000     Government Export Trust, 4.85%, 11/01/97             $    124,481
                                                                   -------------
U.S. TREASURY BONDS (15.15%)
1,120,000     U.S. T-Bond, 7.25%, 5/15/16                             1,146,062
                                                                   -------------
U.S. TREASURY NOTES (11.45%)
  500,000     U.S. Treasury Note, 5.13%, 12/31/98                       491,870
  125,000     U.S. Treasury Note, 5.75%, 8/15/03                        119,386
  200,000     U.S. Treasury Note, 5.88%, 2/15/04                        191,278
   60,000     U.S. Treasury Note, 7.89%, 8/15/01                         62,952
                                                                   -------------
                                                                        865,486
                                                                   -------------

              Total Government Securities                             2,136,029
              (Cost $2,227,787)                                    -------------

CORPORATE BONDS (24.41%)
  210,000     Analog Devices, 6.63%, 3/01/00                            207,144
   75,000     Citizens Utility Co., 6.80%, 8/15/26                       74,275
   75,000     Dayton Hudson, 10.00%, 12/01/00                            81,938
  205,000     GMAC, 8.88%, 6/01/10                                      232,419
  130,000     Hubco, Inc., 7.75%, 1/15/04                               129,045
   75,000     Hydro-Quebec, 8.25%, 1/15/27                               77,906
  165,000     Lehman Brothers, 8.05%, 1/15/19                           165,982
  183,000     Manitoba, 7.75%, 7/17/16                                  187,209
  237,500     Naples, City of, Italy, 7.52%, 7/15/06                    239,507
  185,000     Nova Scotia, 8.25%, 11/15/19                              200,494
  250,000     WMX Technologies, 6.65%, 5/15/05                          249,375
                                                                   -------------
              Total Corporate Bonds                                   1,845,294
              (Cost $1,868,810)                                    -------------

TAXABLE MUNICIPAL BONDS (24.59%)
  230,000     Berry Creek Met. Dist. Co., 7.05%, 12/01/03               222,812
  125,000     Cottonwood County, MN, 7.40%, 2/01/01                     125,745
  125,000     Fulton, MO Import Taxable, 7.60%, 7/01/11                 126,668
   45,000     IA Lakes Community College, 6.65%, 6/01/04                 43,547
   45,000     IA Lakes Community College, 6.55%, 6/01/03                 43,707
  115,000     Illinois Dev Financial Authority, 8.65%, 7/01/97          114,872
  100,000     Kirkwood Community College, 7.80%, 6/01/02                103,375
  155,000     New Orleans, LA Hsg. Dev., 8.00%, 12/01/03                155,245
   77,090     Oregon Department of Transportation, 9.00%, 6/15/00        80,143
  175,000     Portland, OR, 7.63%, 12/01/01                             169,531
  100,000     Prairie Du Chien, WI, Redevelopment Authority,
                         7.63%, 4/01/06                                  99,575
  150,000     St. Paul, MN Port Authority, 6.65%, 9/01/99               149,813
   50,000     Texas St. G.O. Taxable, 8.70%, 12/01/09                    55,438
  200,000     Volusia County, FL Health, 7.40%, 6/01/03                 202,502
  165,000     Washington St. Housing, 7.65%, 1/01/04                    166,252
                                                                   -------------
              Total Taxable Municipal Bonds                           1,859,225
              (Cost $1,854,980)                                    -------------



See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                              IMG BOND FUND (CONT.)
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1997


    SHARE/
  PAR VALUE     DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (20.25%)
COLLATERALIZED MORTGAGE OBLIGATIONS (13.69%)
   40,851     Chase Mtge. Finance Corp, 5.75%, 4/25/09             $     40,166
    4,333     Citicorp Mtge. Sec. 1987-13 A3, 9.35%, 6/01/10              4,279
   14,681     FHLMC Series L Class 5, 7.90%, 5/01/01                     14,446
  100,000     FHLMC 1504 B, 7.00%, 12/15/22                              95,207
   24,972     FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                25,011
  150,000     FNMA G92-60 C, 7.00%, 2/25/21                             146,103
   50,000     FNMA 1991-137 G, 8.30%, 6/25/20                            50,846
   60,000     FNMA 1991-174 K, 7.00%, 4/25/06                            59,475
   95,022     Green Tree, 5.20%, 10/15/18                                94,901
   76,503     Housing Securities, Inc 1992-EA A6, P/O,
                         9.13%, 10/25/07**                               55,927
   68,128     Housing Securities, Inc 1993-C C3, P/O, 9.06%, 9/25/08**   49,603
   59,247     Housing Securities, Inc 1993-E E-14, P/O,
                         10.27%, 5/20/18**                               42,357
   83,999     Kidder Peabody Mtg. Asset Trust, 8.45%, 5/20/18            83,631
   45,204     Residential Funding Mtg. Sec. I, Series 1993-S7,
                         Class A6, 7.15%, 2/25/08                        45,227
   32,268     Resolution Trust Corp. Series 1992-17 Class A1,
                         Variable Rate, 8.86%, 12/25/20*                 32,369
  287,214     Salomon Mortgage Sec. VII 1995-1, P/O,
                         10.54%, 2/25/25**                              195,541
                                                                   -------------
                                                                      1,035,089
                                                                   -------------
FHLMC MORTGAGE-BACKED POOLS (0.24%)
   17,601     FHLMC  Pool #C00126, 8.50%, 6/01/22                        18,151
                                                                   -------------
GNMA MORTGAGE-BACKED POOLS (6.32%)
   32,843     GNMA #315929, 9.00%, 6/15/22                               34,464
   52,573     GNMA #341681, 8.50%, 1/15/23                               54,182
   47,539     GNMA #354189, 7.50%, 5/01/23                               47,206
   91,319     GNMA #359600, 7.50%, 7/15/23                               90,726
  253,003     GNMA #376218, 7.50%, 8/15/25                              250,931
                                                                   -------------
                                                                        477,509
                                                                   -------------

              Total Mortgage-Backed Securities                        1,530,749
              (Cost $1,511,642)                                    -------------

CASH EQUIVALENTS (0.49%)
   37,262     Norwest Cash Investment Fund, 5.17%                        37,262
              (Cost $37,262)                                       -------------

              TOTAL INVESTMENTS IN SECURITIES (97.99%)
              (Cost $7,500,481)                                       7,408,559
                                                                   -------------

              Other Assets and Liabilities, Net (2.01%)                 151,709
                                                                   -------------

              NET ASSETS 100.0%                                    $  7,560,268
                                                                   =============

* Denotes a floating-rate investment with interest rate as of April 30, 1997. ** Interest presented for principal only bond equates effective yield at date of purchase. Based on the cost of investments of $7,500,481 for federal income tax purposes at April 30, 1997, the aggregate gross unrealized appreciation was $50,485, the aggregate gross unrealized depreciation was $142,407, and the net unrealized depreciation was $91,922.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997

                                                                                IMG CORE                          IMG
                                                                                 STOCK                           BOND
                                                                                  FUND                           FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Securities
     at Value (Cost $12,258,937; and $7,500,481 respectively)                   $13,508,346                   $7,408,559
Dividends & Interest Receivable                                                      27,587                      154,732
Other Assets                                                                              0                        1,944
                                                                                -----------------------------------------
Total Assets                                                                     13,535,933                    7,565,235

LIABILITIES
Accrued Operating Expenses and Other Liabilities                                     11,976                        4,967
                                                                                -----------------------------------------
Total Liabilities                                                                    11,976                        4,967
                                                                                -----------------------------------------
Net Assets                                                                      $13,523,957                   $7,560,268
                                                                                =========================================

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over amounts
     paid on redemptions of shares                                               11,955,326                    7,585,316
Undistributed net realized gain                                                     218,805                       20,112
Unrealized  Appreciation/Depreciation                                             1,249,409                      (91,922)
Undistributed net investment income                                                 100,417                       46,762
                                                                                -----------------------------------------
Net assets applicable to shares outstanding                                     $13,523,957                   $7,560,268
                                                                                =========================================

PRICING OF ADVISOR SHARES
Net assets applicable to Advisor Shares outstanding                             $   562,664                   $        0
                                                                                =========================================

Shares outstanding, $.001 par value*                                                 51,749                            0
                                                                                =========================================

Net asset value, offering price and redemption price per Advisor Share          $    10.873                   $    0.000
                                                                                =========================================

PRICING OF SELECT SHARES
Net assets applicable to Select Shares outstanding                              $ 5,766,756                   $3,200,523
                                                                                =========================================

Shares outstanding, $.001 par value*                                                528,808                      325,843
                                                                                =========================================

Net asset value, offering price and redemption price per Select Share           $    10.905                   $    9.822
                                                                                =========================================

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares outstanding                       $ 7,194,537                   $4,359,745
                                                                                =========================================

Shares outstanding, $.001 par value*                                                659,239                      443,794
                                                                                =========================================

Net asset value, offering price and redemption price per Institutional Share    $    10.913                   $    9.824
                                                                                =========================================








* Shares outstanding reflect rounding to the nearest whole share.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1997


                                                           IMG CORE       IMG
                                                            STOCK        BOND
                                                             FUND        FUND
--------------------------------------------------------------------------------
INCOME
     Interest Income                                     $  193,228   $ 556,858
     Dividend Income                                        429,291           0
                                                         -----------------------
Total Income                                                622,519     556,858
                                                         -----------------------

EXPENSES
     Advisory Fee-IMG                                        71,780      23,870
     Administration Fee                                      28,294       9,821
     Distribution Fee-Advisor Shares                          2,181           0
     Distribution Fee-Select Shares                           9,322       5,594
     Fund Accounting Custody Fee                             14,356       7,957
     Transfer Agent Fee                                       7,178       3,978
     Other Expenses                                          11,384       6,291
                                                         -----------------------
Total Expenses                                              144,495      57,511
                                                         -----------------------
NET INVESTMENT INCOME                                       478,024     499,347
                                                         -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized Gain (Loss) on Investments                925,620        (992)
     Net Change in Unrealized Appreciation (note 1)        (319,498)     40,539
                                                         -----------------------
NET GAIN (LOSS) ON INVESTMENTS                              606,122      39,547
                                                         -----------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS               $1,084,146   $ 538,894
                                                         =======================














See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEAR ENDED APRIL 30, 1997 AND 1996

                                                                        IMG CORE                                 IMG
                                                                          STOCK                                  BOND
                                                                          FUND                                   FUND

                                                                 1997              1996                 1997             1996
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net Investment Income                                   $   478,024      $   334,913          $   499,347      $   329,846
     Net Realized Gain (Loss) on Investments                     925,620          413,175                 (992)          32,638
     Net Change in Unrealized Appreciation                      (319,498)         953,002               40,539         (309,728)
                                                             -------------------------------------------------------------------
     Net Increase in Net Assets from Operations                1,084,146        1,701,090              538,894           52,756
                                                             -------------------------------------------------------------------

DISTRIBUTIONS
     Dividend Distributions Paid
         Advisor Shares                                           18,524                0                    0                0
         Investor Shares                                               0            9,618                    0            6,627
         Select Shares                                           221,195           99,756              225,559          121,845
         Institutional Shares                                    298,702           64,725              272,474          155,926
     Capital Gain Distribution Paid
         Advisor Shares                                           41,668                0                    0                0
         Investor Shares                                               0                0                    0              111
         Select Shares                                           486,781                0                3,670            1,902
         Institutional Shares                                    591,541                0                3,820            2,031
                                                             -------------------------------------------------------------------
     Total Distributions                                       1,658,411          174,099              505,523          288,442
                                                             -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
     Sales-         Advisor Shares                                     0                0                    0                0
                    Investor Shares                                    0          784,372                    0          201,168
                    Select Shares                                607,794        7,860,056              527,650        4,348,326
                    Institutional Shares                         412,325        6,361,593              284,210        4,197,204
     Reinvestments- Advisor Shares                                60,191                0                    0                0
                    Investor Shares                                    0            9,618                    0            4,249
                    Select Shares                                698,930           99,756              223,068          123,746
                    Institutional Shares                         696,348           64,725              235,744          157,957
     Exchanges-     Advisor Shares                                     0          530,571                    0                0
                    Investor Shares                                    0         (867,071)                   0         (197,449)
                    Select Shares                                 20,000       (1,317,640)             (20,000)        (328,893)
                    Institutional Shares                               0        1,654,140                    0          526,342
     Redemptions-   Advisor Shares                                     0                0                    0                0
                    Investor Shares                                    0          (15,801)                   0          (19,894)
                    Select Shares                             (1,655,820)      (1,211,178)          (1,197,163)        (405,944)
                    Institutional Shares                      (1,081,626)      (1,190,052)            (531,184)        (416,556)
                                                             -------------------------------------------------------------------
Increase (Decrease) in Net Assets from Capital
     Shares Transactions                                        (241,858)      12,763,089             (477,675)       8,190,258
                                                             -------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (816,123)      14,290,080             (444,304)       7,954,572
                                                             -------------------------------------------------------------------

NET ASSETS
     Beginning of Period                                      14,340,080           50,000            8,004,572           50,000
                                                             -------------------------------------------------------------------
     End of Period                                           $13,523,957      $14,340,080          $ 7,560,268      $ 8,004,572
                                                             ===================================================================

Undistributed Net Investment Income at End of Period         $   100,417      $   160,814          $    39,272      $    45,448
                                                             ===================================================================






See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------------

     IMG Mutual Funds, Inc. (the "Fund") was incorporated on November 16, 1994 and capitalized on May 1, 1995 with an initial $100,000 purchase of 5,000 shares of each series by the Investment Advisor. The Fund did not commence operations until July 7, 1995 when registration became effective under the 1933 Act. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in two series, each series representing a diversified portfolio with distinct investment objectives and policies. The IMG Core Stock Fund seeks long-term capital appreciation through a diversified portfolio of equity securities including common stock, convertible bonds, and preferred stock among others. The IMG Bond Fund seeks to obtain income by investing in a portfolio of fixed income securities, 75 percent of which at all times will be investment grade fixed income securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

     At the close of business on July 7, 1995, IMG Mutual Funds, Inc., acquired the assets and assumed the identifiable liabilities of the IMG Private Investment Trusts (the "Trusts"). The net assets at the close of business on July 7, 1995, were $8,818,148 and $4,623,413 for the IMG Equity Trust and the IMG Income Trust respectively. In exchange for the Trusts, the Fund issued the following capital stock for $10 per share.

                                               Shares Issued
     Portfolio                    Investor        Select       Institutional
     -----------------------------------------------------------------------
     IMG Core Stock Fund         21,331.600     600,833.985     259,649.196
     IMG Bond Fund               12,639.557     231,990.759     217,711.043

     Unrealized appreciation on the day of exchange totaled $615,904 for the IMG Core Stock Fund and $177,267 for the IMG Bond Fund.

     The shares of each series are divided into Advisor, Select, and Institutional Shares. A fourth class, Investor Shares, ceased to be issued as of April 4, 1996. Outstanding Investor Shares as of April 5, 1996, were converted to other classes of shares. Advisor Shares (first offered on April 5, 1996) are only available through financial services firms. Select and Institutional Shares may be purchased directly. Investments in specific class levels are based upon minimum investment requirements. Shares will automatically convert to the next class level upon attainment of the minimum investment requirement. Each class of shares has equal rights as to earnings, assets, and voting privileges except that each class bears different distribution and/or shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are valued at the last sales price on the national securities exchange. Fixed income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed income securities in a portfolio having maturities of 60 days or less are valued by the amortized cost method.

     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

     DISTRIBUTION OF INCOME AND GAINS

     The Fund's dividend distribution policy provides for quarterly dividends for the IMG Bond Fund and semiannual dividends for the IMG Core Stock Fund. Any net realized capital gains will be distributed annually, after using any available capital loss carryover.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the fund. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. For federal income tax purposes, the IMG Bond Fund has a capital loss carryover at April 30, 1997, of $1,223 expiring in 2005 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expires.




2.   TRANSACTIONS WITH AFFILIATES
     ----------------------------

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Investors Management Group (the "Advisor"), for management of the Fund's assets. The annual fees for such services are 0.50 percent of the average daily net assets of the IMG Core Stock Fund and 0.30 percent of the average daily net assets of the IMG Bond Fund. Organization costs were borne by the Advisor.

     The Fund has entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services will range from 0.10 percent to
     0.25 percent of average daily net assets, depending on the class of shares owned.

     IMG also acts as fund accountant, transfer agent, and dividend paying agent for the Funds, and maintains shareholder records. Fees for such services including custodian fees are accrued at 0.15 percent of average daily net assets.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc. (the "Distributor") for the marketing and distribution of the shares of the Fund. The fees for such services for the IMG Core Stock Fund are 0.40 percent and 0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. Fees paid by the IMG Bond Fund amount to 0.25 percent and
     0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. The Fund pays no distribution fees in relation to the Institutional Shares outstanding.

3.   INVESTMENT TRANSACTIONS
     -----------------------

     Investment transactions (excluding short-term securities) for the year ending April 30, 1997, are as follows:

                                          IMG Core                   IMG Bond
                                         Stock Fund                    Fund
     Purchases                         $  7,296,938              $   3,180,151
     Proceeds from sales               $  9,031,817              $   3,809,309



4.   CAPITAL SHARE TRANSACTIONS
     --------------------------

     SHARE ACTIVITY

     The following table summarizes the activity in each class of capital share of the Funds:

                                                                         IMG CORE                             IMG
                                                                           STOCK                             BOND
                                                                           FUND                              FUND

                                                                   1997            1996*              1997          1996*
                                                               ------------------------------------------------------------
     ADVISOR SHARES
     For the years ended April 30, 1997 and 1996:

     Shares sold                                                      0                0                 0               0
     Shares issued in reinvestment of dividends                   5,457                0                 0               0
     Share class exchanges                                            0           46,292                 0               0
     Shares redeemed                                                  0                0                 0               0
                                                               ------------------------------------------------------------
     Net increase from capital share transactions                 5,457           46,292                 0               0
                                                               ============================================================

     INVESTOR SHARES
     For the years ended April 30, 1997 and 1996:

     Shares sold                                                      0           75,806                 0          20,081
     Shares issued in reinvestment of dividends                       0              845                 0             419
     Share class exchanges                                            0          (75,651)                0         (20,000)
     Shares redeemed                                                  0           (1,500)                0          (2,000)
                                                               ------------------------------------------------------------
     Net increase (decrease)  from capital share transactions         0           (1,500)                0          (1,500)
                                                               ============================================================


     SELECT SHARES
     For the years ended April 30, 1997 and 1996:

     Shares sold                                                 70,653          767,668            82,098         430,230
     Shares issued in reinvestment of dividends                  63,195            8,753            22,804          12,328
     Share class exchanges                                        1,560         (114,833)           (1,892)        (29,767)
     Shares redeemed                                           (163,606)        (106,082)         (149,457)        (42,001)
                                                               ------------------------------------------------------------
     Net increase (decrease) from capital share transactions    (28,198)         555,506           (46,447)        370,790
                                                               ============================================================


     INSTITUTIONAL SHARES
     For the years ended April 30, 1997 and 1996:

     Shares sold                                                 52,820          611,049            57,305         417,832
     Shares issued in reinvestment of dividends                  62,843            5,679            24,120          15,738
     Share class exchanges                                            0          144,098                 0          51,616
     Shares redeemed                                           (114,939)        (104,311)          (83,488)        (41,329)
                                                               ------------------------------------------------------------
     Net increase (decrease) from capital share transactions        724          656,515            (2,063)        443,857
                                                               ============================================================










* Advisor Shares were first issued on April 5, 1996. Investor Shares were converted to Advisor and Select Shares at their net asset value as of the close of business on April 4, 1996.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                 APRIL 30, 1997


The following presents information relating to an Advisor Share of Capital Stock of the Fund outstanding for the entire period.

                                                                         IMG CORE                             IMG
                                                                           STOCK                             BOND
                                                                           FUND                              FUND

                                                                 1997             1996*              1997           1996*
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     BEGINNING OF PERIOD                                       $  11.341        $  11.461           $ 0.000         $ 0.000
                                                               -------------------------------------------------------------

     Net Investment Income                                         0.336            0.066             0.000           0.000
     Net Realized and Unrealized Gains (Losses) on Investments     0.462           (0.186)            0.000           0.000
                                                               -------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                   0.798           (0.120)            0.000           0.000
                                                               -------------------------------------------------------------

LESS
     Distributions from Net Investment Income                      0.382            0.000             0.000           0.000
     Distributions from Net Realized Gains                         0.884            0.000             0.000           0.000
                                                               -------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                1.266            0.000             0.000           0.000
                                                               -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $  10.873        $  11.341           $ 0.000         $ 0.000
                                                               =============================================================

Total Return                                                        7.17%           (1.05%)            0.00%           0.00%
Net Assets, End of Period                                      $ 562,664        $ 525,011           $     0         $     0
Ratio of Expenses to Average Net Assets                             1.38%            1.45%             0.00%           0.00%
Ratio of Net Investment Income to Average Net Assets                2.91%            8.18%             0.00%           0.00%
Portfolio Turnover Rate                                            54.09%           38.44%             0.00%           0.00%
Average Commissions Paid to Brokers                            $  0.0968        $  0.0956



















* Advisor Shares were first issued on April 5, 1996. Investor Shares were converted to Advisor Shares at their net asset value as of the close of business on April 4, 1996. Note for all portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          FINANCIAL HIGHLIGHTS (CONT.)
                                 APRIL 30, 1997

The following presents information relating to an Investor Share of Capital Stock of the Fund outstanding for the entire period.

                                                                         IMG CORE                             IMG
                                                                           STOCK                             BOND
                                                                           FUND                              FUND

                                                                 1997             1996*              1997           1996*
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     BEGINNING OF PERIOD                                       $ 0.000          $ 10.000            $ 0.000        $ 10.000
                                                               -------------------------------------------------------------

     Net Investment Income                                       0.000             0.194              0.000           0.432
     Net Realized and Unrealized Gains (Losses) on Investments   0.000             1.405              0.000          (0.140)
                                                               -------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 0.000             1.599              0.000           0.292
                                                               -------------------------------------------------------------

LESS
     Distributions from Net Investment Income                    0.000             0.138              0.000           0.413
     Distributions from Net Realized Gains                       0.000             0.000              0.000           0.007
                                                               -------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              0.000             0.138              0.000           0.420
                                                               -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD**                               $ 0.000          $ 11.461            $ 0.000        $  9.872
                                                               =============================================================

Total Return                                                      0.00%            16.00%              0.00%           2.91%
Net Assets, End of Period                                      $     0          $      0            $     0        $      0
Ratio of Expenses to Average Net Assets                           0.00%             1.35%              0.00%           1.00%
Ratio of Net Investment Income to Average Net Assets              0.00%             2.88%              0.00%           6.02%
Portfolio Turnover Rate                                           0.00%            38.44%              0.00%          60.43%
Average Commissions Paid to Brokers                            $     0          $ 0.0956

















*   From inception of the Fund July 7, 1995.
** Investor Shares were converted to Advisor and Select Shares on April 5, 1996 at which time Investor Shares ceased to be issued.

Note for all portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          FINANCIAL HIGHLIGHTS (CONT.)
                                 APRIL 30, 1997

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                                         IMG CORE                             IMG
                                                                           STOCK                             BOND
                                                                           FUND                              FUND

                                                                 1997             1996*              1997           1996*
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     BEGINNING OF PERIOD                                     $   11.359        $   10.000         $    9.782     $   10.000
                                                             ---------------------------------------------------------------

     Net Investment Income                                        0.352             0.273              0.619          0.493
     Net Realized and Unrealized Gains on Investments             0.476             1.229              0.045         (0.278)
                                                             ---------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.828             1.502              0.664          0.215
                                                             ---------------------------------------------------------------

LESS
     Distributions from Net Investment Income                     0.398             0.143              0.624          0.426
     Distributions from Net Realized Gains                        0.884             0.000              0.000          0.007
                                                             ---------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               1.282             0.143              0.624          0.433
                                                             ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                               $   10.905        $   11.359         $    9.822     $    9.782
                                                             ===============================================================

Total Return                                                       7.44%            15.02%              6.97%          2.10%
Net Assets, End of Period                                    $5,766,756        $6,327,236         $3,200,523     $3,641,921
Ratio of Expenses to Average Net Assets                            1.13%             1.10%              0.83%          0.80%
Ratio of Net Investment Income to Average Net Assets               3.20%             3.11%              6.16%          6.24%
Portfolio Turnover Rate                                           54.09%            38.44%             42.22%         60.43%
Average Commissions Paid to Brokers                          $   0.0968        $   0.0956




















* From inception of the Fund July 7, 1995.
Note for all portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          FINANCIAL HIGHLIGHTS (CONT.)
                                 APRIL 30, 1997

The following presents information relating to an Institutional Share of Capital Stock of the Fund outstanding for the entire period.

                                                                         IMG CORE                             IMG
                                                                           STOCK                             BOND
                                                                           FUND                              FUND

                                                                 1997             1996*              1997           1996*
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     BEGINNING OF PERIOD                                       $   11.371       $   10.000          $  9.785      $  10.000
                                                               -------------------------------------------------------------

     Net Investment Income                                          0.384            0.284             0.640          0.486
     Net Realized and Unrealized Gains (Losses) on Investments      0.472            1.242             0.044         (0.254)
                                                               -------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    0.856            1.526             0.684          0.232
                                                               -------------------------------------------------------------

LESS
     Distributions from Net Investment Income                       0.430            0.155             0.645          0.440
     Distributions from Net Realized Gains                          0.884            0.000             0.000          0.007
                                                               -------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 1.314            0.155             0.645          0.447
                                                               -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $   10.913       $   11.371          $  9.824     $    9.785
                                                               =============================================================

Total Return                                                         7.71%           15.25%             7.19%          2.27%
Net Assets, End of Period                                      $7,194,537       $7,487,833          $4,359,745   $4,362,650
Ratio of Expenses to Average Net Assets                              0.88%            0.85%             0.63%          0.60%
Ratio of Net Investment Income to Average Net Assets                 3.45%            3.37%             6.36%          6.40%
Portfolio Turnover Rate                                             54.09%           38.44%            42.22%         60.43%
Average Commissions Paid to Brokers                            $   0.0968       $   0.0956



















* From inception of the Fund July 7, 1995.
Note for all portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          INDEPENDENT AUDITORS' REPORT
                                 APRIL 30, 1997



The Shareholders and Board of Directors
IMG Mutual Funds, Inc.:

We have audited the statements of assets and liabilities for the year ended April 30, 1997, including the schedules of investments of the IMG Core Stock Fund and the IMG Bond Fund (series of IMG Mutual Funds, Inc.), and the related statements of operations for the year then ended; the statements of changes in net assets, and financial highlights for the year ended April 30, 1997 and for the period July 7, 1995 (commencement of operations) through April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody were confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we requested confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IMG Core Stock Fund and the IMG Bond Fund as of April 30, 1997, and the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP

Des Moines, Iowa
May 30, 1997

                             IMG MUTUAL FUNDS, INC.

                                2203 GRAND AVENUE
                            DES MOINES, IA 50312-5338
                     515-244-5426 TOLL FREE: 1-800-798-1819